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EXHIBIT 2.03

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                                               Ordinary Shares


CERTIFICATE  NO.           ACCOUNT NO.               TRANSFER NO.               DATE    NUMBER OF SHARES
-------------------------------------------------------------------------------------------------------------

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                                                                                                   OF 2p EACH

                                             [MICRO FOCUS LOGO]

                                                MICRO FOCUS(R)

____________________________________________    GROUP PLC   _________________________________________________
                 (INCORPORATED IN ENGLAND UNDER THE COMPANIES ACTS 1948 TO 1981 NO. 1709998)

                                         This is to certify that the
                               undermentioned is/are the registered holder(s)
                                of Ordinary shares Of 2 p each fully paid in
                           the Capital of this Company as shown herein, subject to
                                 the Memorandum and Articles of Association.


NAME(S) OF HOLDER(S)                                   NUMBER OF ORDINARY SHARES OF 2p EACH
--------------------------------------------------     ------------------------------------------------------



                                                                                             GIVEN  UNDER THE
                                                                                             OFFICIAL SEAL OF
                                                                                                      COMPANY
This certificate should be kept in a safe place. It will be needed when you sell or transfer the shares.
[SEAL]

The registrar's address is: Lloyds Bank Registrars, The Causeway, Worthing, West Sussex BN99 6DA and the relevant reference for correspondence in No. 260.

                                                                                                     [NUMBER]
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